                                                                    EXHIBIT 10.1
                                                                    ------------

                               THIRD AMENDMENT TO
                         ATS FACILITY A LOAN AGREEMENT


     THIS THIRD AMENDMENT TO ATS FACILITY A LOAN AGREEMENT (this "Amendment"),
                                                                  ---------
dated as of the 9th day of July, 1999 (the "Amendment Date"), by and among
                                            --------------
AMERICAN TOWER, L.P., a Delaware limited partnership, and AMERICAN TOWERS, INC., a Delaware corporation (collectively, the "Borrower"), the FINANCIAL
                                           --------
INSTITUTIONS SIGNATORY HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Banks (as defined in
                           --------------------
the Loan Agreement defined below);


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to that certain ATS Facility A Loan Agreement dated as of June 16, 1998, as amended by that certain First Amendment to ATS Facility A Loan Agreement dated as of October 30, 1998 and that certain Second Amendment and Waiver to ATS Facility A Loan Agreement dated as of February 8, 1999 (as amended, modified, supplemented and restated from time to time, the "Loan Agreement"); and
                                                  --------------

     WHEREAS, the Borrower has requested, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to add letter of credit availability, as a sublimit, under the Revolving Loan Commitment and to make certain other amendments to the Loan Agreement, in each case, as provided herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.   Amendments to Article 1.
          -----------------------

     (a)  Article 1 of the Loan Agreement, Definitions, is hereby amended by
                                           -----------
adding the following definitions of "Available Letter of Credit Commitment,"
                                     -------------------------------------
"Available Revolving Loan Commitment," "Broker/Dealer," "Commercial Letter of
 -----------------------------------    -------------    --------------------
Credit," "communications site," "Issuing Bank," "Letter of Credit Obligations,"
------    -------------------    ------------    ----------------------------
"Letter of Credit Reserve Account," "Letters of Credit," "Request for Issuance
 --------------------------------    -----------------    --------------------
of Letter of Credit" and "Standby Letter of Credit" thereto in appropriate
-------------------       ------------------------
alphabetical order:

     "'Available Letter of Credit Commitment' shall mean, at any time, the
       -------------------------------------
lesser of (a) (i) $35,000,000, minus (ii) all Letter of Credit Obligations then
                               -----
outstanding, and (b) (i) the Revolving Loan Commitment, minus (ii) the Revolving
                                                        -----
Loans then outstanding."

     "'Available Revolving Loan Commitment' shall mean, as of any date, (a) the
       -----------------------------------
several obligations of the Banks to advance up to $400,000,000 to the Borrower pursuant to the terms hereof, minus (b) the aggregate amount of all Letter of Credit Obligations then outstanding."

     "'Broker/Dealer' shall mean, with respect to any Investment or Acquisition
       -------------
permitted under Section 7.6(a) hereof, (a) any broker/dealer (acting as principal) registered as a broker or a dealer under Section 15 of the Exchange Act, the unsecured short-term debt obligations of which are rated "P-1" by Moody's Investors Service, Inc. and at least "A-1" by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., at the time of entering into such Investment or Acquisition or (b) an unrated, broker/dealer, acting as principal, that is a wholly-owned Subsidiary of a non-bank or bank holding company, the unsecured short-term debt obligations of which are rated "P-1" by Moody's Investors Service, Inc. and at least "A-1" by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., at the time of entering into such Investment or Acquisition."

     "'Commercial Letter of Credit' shall mean a documentary letter of credit
       ---------------------------
issued in respect of the purchase of goods or services by the Borrower or its Restricted Subsidiaries by the Issuing Bank in accordance with the terms hereof."

     "'communications site' shall mean (a) any undeveloped real property and (b)
       -------------------
communication towers which have no bona fide customers on the date of acquisition thereof."

     "'Issuing Bank' shall mean The Toronto-Dominion Bank, New York Branch, as
       ------------
issuer of the Letters of Credit, and its successors and assigns hereunder."

     "'Letter of Credit Obligations' shall mean, at any time, the sum of (a) an
       ----------------------------
amount equal to the aggregate undrawn and unexpired amount (including the amount to which any such Letter of Credit can be reinstated pursuant to the terms hereof) of the then outstanding Letters of Credit and (b) an amount equal to the aggregate drawn, but unreimbursed drawings on any Letters of Credit."

     "'Letter of Credit Reserve Account' shall mean any account maintained by
       --------------------------------
the Administrative Agent for the benefit of the Issuing Bank, the proceeds of which shall be applied as provided in Section 8.2(g) hereof."

     "'Letters of Credit' shall mean either Standby Letters of Credit or
       -----------------
Commercial Letters of Credit issued by the Issuing Bank on behalf of the Borrower or its Restricted Subsidiaries from time to time in accordance with the terms hereof."

     "'Request for Issuance of Letter of Credit' shall mean any certificate
       ----------------------------------------
signed by an Authorized Signatory of the Borrower requesting that the Issuing Bank issue a Letter of Credit hereunder, which certificate shall be in substantially the form of Exhibit U attached hereto and shall, among other things, specify (a) that the requested Letter of Credit is either a Commercial Letter of Credit or a Standby Letter of Credit, (b) the stated amount of the Letter of Credit, (c) the effective date for the issuance of the Letter of Credit (which shall be a Business Day), (d) the date on which the Letter of Credit is to expire (which shall be a Business Day), (e) the Person for whose benefit such Letter of Credit is to be issued, and (f) other relevant terms of such Letter of Credit."

     "'Standby Letter of Credit' shall mean a letter of credit issued to support
       ------------------------
obligations of the Borrower or its Restricted Subsidiaries incurred in the ordinary course of business, and which is not a Commercial Letter of Credit."

     (b)  Article 1 of the Loan Agreement, Definitions, is hereby amended by
                                          -----------
deleting the definitions of "Fixed Charges Coverage Ratio," "Loan Documents,"
                             ----------------------------    --------------
"Obligations" and "Subsidiary" in their entirety and by substituting the
 -----------       ----------
following in lieu thereof in appropriate alphabetical order:

          "'Fixed Charges Coverage Ratio' shall mean, as of any calculation
            ----------------------------
     date, the ratio of (a) the sum of (i) Annualized Operating Cash Flow as of the most recently completed fiscal quarter, plus (ii) the sum of (A) the amount of unused Commitments as of such date under this Agreement and the ATS Facility B Loan Agreement which could be borrowed on such date in compliance with Section 7.8 hereof, plus, (B) to the extent then reflected
                                         ----
     as net cash on the balance sheet of either Borrower, the net cash proceeds of any equity issued, directly or indirectly, by either Borrower and received by either Borrower from the Parent (after deducting any portion thereof applied to the Loans or the Facility B Loans) to (b) Fixed Charges."

          "'Loan Documents' shall mean this Agreement, the Notes, the Security
            --------------
     Agreements, the Borrowers' Guarantees, the Stock Pledge Agreement, all Subsidiary Pledge Agreements, all Subsidiary Security Agreements, all Subsidiary Guaranties, all Assignments of Intercompany Notes, all Subordination Agreements, the Parent Guaranty, the Parent Pledge Agreement, the Assignment of Limited Partner Interests, the Assignment of General Partner Interests, all fee letters, all Requests for Advance, all Letters of Credit, all Interest Hedge Agreements between either Borrower, on the one hand, and the Administrative Agent and the Banks, or any of them, on the other hand, and all other documents and agreements executed or delivered by either Borrower or any of the Restricted

     Subsidiaries or the Parent in connection with or contemplated by this Agreement; provided, however, that Loan Documents shall exclude, except as
                --------  -------
     otherwise specifically provided herein, the "Loan Documents" under the Parent Loan Agreement."

          "'Obligations' shall mean all payment and performance obligations of
            -----------
     every kind, nature and description of the Borrowers, the Restricted Subsidiaries, and any other obligors to the Banks, the Issuing Bank or the Administrative Agent, or any of them, under this Agreement and the other Loan Documents (including, without limitation, any interest, fees and other charges on the Loans or otherwise under the Loan Documents that would accrue but for the filing of a bankruptcy action with respect to either Borrower, whether or not such claim is allowed in such bankruptcy action, Obligations to the Banks pursuant to Section 5.12 hereof and the Letter of Credit Obligations), as they may be amended from time to time, or as a result of making the Loans, whether such obligations are direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising."

          "'Subsidiary' shall mean, as applied to any Person, (a) any
            ----------
     corporation of which no less than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which no less than fifty percent (50%) of the outstanding partnership interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person; provided, however, that if such Person and/or such Person's
                     --------  -------
     Subsidiaries directly or indirectly own no more than fifty percent (50%) of such Subsidiary's ownership interests, then such Subsidiary's operating or governing documents must require (i) such Subsidiary's net cash after the establishment of reserves be distributed to its equity holders no less frequently than quarterly and (ii) the consent of such Person and/or such Person's Subsidiaries to amend or otherwise modify the provisions of such operating or governing documents requiring such distributions, or (b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person."

     2.   Amendments to Article 2.
          -----------------------

     (a)  Amendments to Section 2.1.
          -------------------------

          (i) Section 2.1 of the Loan Agreement, The Loans, is hereby amended by deleting subsection (a) thereof in its entirety and by substituting the following in lieu thereof:

              "(a) Revolving Loan Commitment. The Banks agree, severally, in
                   -------------------------
          accordance with their respective Commitment Ratios, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend and relend to the Borrowers from time to time, amounts which do not exceed, in the aggregate, at any one time outstanding the amount of the Available Revolving Loan Commitment as in effect from time to time. Subject to the terms and conditions hereof, Advances under the Revolving Loan Commitment may be repaid and reborrowed from time to time on a revolving basis. The Borrowers hereby agree that all amounts advanced under the Revolving Loan Commitment shall be joint and several obligations of the Borrowers."

          (ii) Section 2.1 of the Loan Agreement, The Loans, is hereby further
                                                  ---------
     amended by adding the following new subsection (c) thereto:

              "(c) The Letters of Credit. Subject to the terms and conditions of
                   ---------------------
          this Agreement, the Issuing Bank agrees to issue Letters of Credit for the account of the Borrower (for itself and on behalf of its Restricted Subsidiaries) pursuant to Section 2.14 hereof in an aggregate amount not to exceed the Available Letter of Credit Commitment determined immediately prior to giving effect to the issuance thereof."

          (b) Amendment to Section 2.4. Section 2.4 of the Loan Agreement,
              ------------------------
Commitment Fees, is hereby amended by redesignating such Section as "Fees",
---------------                                                      ----
designating the existing Section as "(a)", and adding the following new subsection (b) thereto immediately following Section 2.4(a):

              "(b) Letter of Credit Fees. (i) The Borrower shall pay to the
                   ---------------------
          Issuing Bank a fee on the stated amount (reduced by the amount of any draws) of any outstanding Letters of Credit from the date of issuance through the expiration date of each such Letter of Credit at a rate of one eighth of one percent (0.125%) per annum, which fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, and shall be payable quarterly in arrears on the last day of each calendar quarter commencing on September 30, 1999.

                   (ii) The Borrower shall also pay to the Administrative Agent on behalf of the Banks in accordance with their respective Commitment Ratios, a fee on the stated amount (reduced by the amount of any draws) of any outstanding Letters of Credit for each day from the date of issuance thereof through the expiration date for each such Letter of Credit at a rate equal to the Applicable Margin for LIBOR Advances under the Revolving Loan Commitment. Such Letter of Credit Fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears for each quarter on the last day of each calendar quarter commencing on September 30, 1999. The Letter of Credit Fee set forth in this Section 2.4 (b) (ii) shall be subject to increase and decrease on the dates and in the amounts set forth in Section 2.3(f) hereof in the same manner as the adjustment of the Applicable Margin with respect to LIBOR Advances upon satisfaction of the requirements set forth in Section 2.3(f) hereof."

          (c) Amendment to Section 2.7. Section 2.7(b) of the Loan Agreement,
              ------------------------
Prepayments Repayments: Repayments, is hereby amended by deleting subsection
----------------------------------
(ii) thereof in its entirety and substituting the following in lieu thereof:

              "(ii) Revolving Loans and Letter of Credit Obligations in Excess
                    ----------------------------------------------------------
          of Revolving Loan Commitment. If, at any time, the amount of the
          ----------------------------
          Revolving Loans and Letter of Credit Obligations shall exceed the Revolving Loan Commitment, the Borrowers shall, on such date and subject to Section 2.10 hereof, make a repayment of the principal amount of the Revolving Loans in an amount equal to such excess, together with any accrued interest and fees with respect thereto."

          (d) Article 2 of the Loan Agreement, Loans, is hereby amended by adding the following new Section 2.14, Letters of Credit, thereto:
                                       -----------------

              "Section 2.14  Letters of Credit.
                             -----------------

                  (a) Subject to the terms and conditions hereof, the Issuing Bank, on behalf of the Banks, and in reliance on the agreements of the Banks set forth in subsection (d) below, hereby agrees to issue one or more Letters of Credit up to an aggregate face amount equal to the Available Letter of Credit Commitment determined immediately prior to giving effect to the issuance thereof; provided, however, that the
                                                 --------  -------
          Issuing Bank shall not issue any Letter of Credit unless the conditions precedent to the issuance thereof set forth in Section 3.3 hereof have been satisfied, and shall have no obligation to issue any Letter of Credit if any Default then exists or would be caused thereby or if, after giving effect to such issuance, the Available Revolving Loan Commitment minus the Revolving Loans then outstanding would be
                          -----
          less than zero; and provided further, however, that at no time shall
                              -------- -------  -------
          the total Letter of Credit Obligations outstanding hereunder exceed $35,000,000. Each Letter of Credit shall (1) be denominated in United States dollars, and (2) expire no later than the earlier to occur of
          (A) the Maturity Date, and (B) 360 days after its date of issuance (but may contain provisions for automatic renewal provided that no Default or Event of Default exists on the renewal date or would be caused by such renewal). Each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 and, to the extent not inconsistent therewith, the laws of the State of New York. The Issuing Bank shall not at any time be obligated to issue, or cause to be issued, any Letter of Credit if such issuance would conflict with, or cause the Issuing Bank to exceed any limits imposed by, any Applicable Law. If a Letter of Credit provides that it is automatically renewable unless notice is given by the Issuing Bank that it will not be renewed, the Issuing Bank shall not be bound to give a notice of non-renewal unless directed to do so by the Majority Banks at least sixty-five (65) days prior to the then scheduled expiration date of such Letter of Credit.

                   (b) Either Borrower may from time to time request and be provided by the Issuing Bank the issuance of Letters of Credit. The Borrower shall execute and deliver to the Administrative Agent and the Issuing Bank a Request for Issuance of Letter of Credit for each Letter of Credit to be issued by the Issuing Bank, not later than 12:00 noon (New York, New York time) on the fifth (5th) Business Day preceding the date on which the requested Letter of Credit is to be issued, or such shorter notice as may be acceptable to the Issuing Bank and the Administrative Agent. Upon receipt of any such Request for Issuance of Letter of Credit, subject to satisfaction of all conditions precedent thereto as set forth in Section 3.3 hereof, the Issuing Bank shall process such Request for Issuance of Letter of Credit and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby. The Issuing Bank shall furnish a copy of such Letter of Credit to the Borrower and the Administrative Agent following the issuance thereof. The Borrower shall pay or reimburse the Issuing Bank for normal and customary costs and expenses incurred by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering the Letters of Credit.

                   (c) At such time as the Administrative Agent shall be notified by the Issuing Bank that the beneficiary under any Letter of Credit has drawn on the same, the Administrative Agent shall promptly notify the Borrower and each Bank, by telephone or telecopy, of the amount of the draw and, in the case of each Bank, such Bank's portion of such draw amount as calculated in accordance with its Revolving Loan Commitment Ratio.

                   (d) The Borrower hereby agrees to immediately reimburse the Issuing Bank for amounts paid by the Issuing Bank in respect of draws under a Letter of Credit issued at the Borrower's request. In order to facilitate such repayment, the Borrower hereby irrevocably requests the Banks having a Revolving Loan Commitment, and such Banks hereby severally agree, on the terms and conditions of this Agreement (other than as provided in Article 2 hereof with respect to the amounts of, the timing of requests for, and the repayment of Advances hereunder and in Article 3 hereof with respect to conditions precedent to Advances hereunder), with respect to any drawing under a Letter of Credit prior to the occurrence of an event described in clauses (f) or (g) of Section 8.1 hereof, to make an Advance (which Advance may be a LIBOR Advance if the Borrower so requests in a timely manner or may be converted to a LIBOR Advance as provided in the Loan Agreement) to the Borrower on each day on which a draw is made under any Letter of Credit and in the amount of such draw, and to pay the proceeds of such Advance directly to the Issuing Bank to reimburse the Issuing Bank for the amount paid by it upon such draw. Each Bank having a Revolving Loan Commitment shall pay its share of such Advance by paying its portion of such Advance to the Administrative Agent in accordance with Section 2.2(e) hereof and its Revolving Loan Commitment Ratio, without reduction for any set-off or counterclaim of any nature whatsoever and regardless of whether any Default or Event of Default (other than with respect to an event described in clauses (f) or (g) of Section 8.1 hereof) then exists or would be caused thereby. If at any time that any Letters of Credit are outstanding, any of the events described in clauses (f) or (g) of
          Section 8.1 hereof shall have occurred and be continuing, then each Bank having a Revolving Loan Commitment shall, automatically upon the occurrence of any such event and without any action on the part of the Issuing Bank, the Borrower, the Administrative Agent or such Banks, be deemed to have purchased an undivided participation in the face amount of all Letters of Credit then outstanding in an amount equal to such Bank's Revolving Loan Commitment Ratio, and each Bank having a Revolving Loan Commitment shall, notwithstanding such Event of Default, upon a drawing under any Letter of Credit, immediately pay to the Administrative Agent for the account of the Issuing Bank, in immediately available funds, the amount of such Bank's participation (and the Issuing Bank shall deliver to such Bank a loan participation certificate dated the date of the occurrence of such event and in the amount of such Bank's Revolving Loan Commitment Ratio). The disbursement of funds in connection with a draw under a Letter of Credit pursuant to this Section 2.14(d) shall be subject to the terms and conditions of Section 2.2(e) hereof. The obligation of each Bank having a Revolving Loan Commitment to make payments to the Administrative Agent, for the account of the Issuing Bank, in accordance with this Section 2.14 shall be absolute and unconditional and no such Bank shall be relieved of its obligations to make such payments by reason of noncompliance by any other Person with the terms of the Letter of Credit or for any other reason. The Administrative Agent shall promptly remit to the Issuing Bank the amounts so received from the other Banks. Any overdue amounts payable by the Banks having a Revolving Loan Commitment to the Issuing Bank in respect of a draw under any Letter of Credit shall bear interest, payable on demand, at the rate on overnight federal funds transactions with members of the

          Federal Reserve System arranged by federal funds brokers, as published for such day by the Federal Reserve Bank of New York.

                   (e) The Borrower agrees that any action taken or omitted to be taken by the Issuing Bank in connection with any Letter of Credit, except for such actions or omissions as shall constitute gross negligence or willful misconduct on the part of the Issuing Bank, shall be binding on the Borrower as between the Borrower and the Issuing Bank, and shall not result in any liability of the Issuing Bank to the Borrower. The obligation of the Borrower to reimburse the Banks for Advances made to reimburse the Issuing Bank for draws under the Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, the following circumstances:

                   (i) Any lack of validity or enforceability of any Loan Document;

                   (ii) Any amendment or waiver of or consent to any departure from any or all of the Loan Documents;

                   (iii) Any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith;

                   (iv) The existence of any claim, set-off, defense or any right which the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or Persons for whom any such beneficiary or any such transferee may be acting) or any Bank (other than the defense of payment to such Bank in accordance with the terms of this Agreement) or any other Person, whether in connection with any Letter of Credit, any transaction contemplated by any Letter of Credit, this Agreement, any other Loan Document, or any unrelated transaction;

                   (v) Any statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever, provided that such payment shall not have constituted gross negligence or willful misconduct of the Issuing Bank;

                   (vi) The insolvency of any Person issuing any documents in connection with any Letter of Credit;

                   (vii) Any breach of any agreement between the Borrower and any beneficiary or transferee of any Letter of Credit, provided that
                                                                 --------
          the same shall not
          have resulted from the gross negligence or willful misconduct of the Issuing Bank;

                   (viii) Any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit, but excluding any irregularity resulting from the gross negligence or willful misconduct of the Issuing Bank;

                   (ix) Any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, wireless or otherwise, whether or not they are in code, provided that the same shall not be the result of the gross negligence or willful misconduct of the Issuing Bank;

                   (x) Any act, error, neglect or default, omission, insolvency or failure of business of any of the correspondents of the Issuing Bank, provided that the same shall not have constituted the gross negligence or willful misconduct of the Issuing Bank;

                   (xi) Any other circumstances arising from causes beyond the control of the Issuing Bank;

                   (xii) Payment by the Issuing Bank under any Letter of Credit against presentation of a sight draft or a certificate which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct of the Issuing Bank; and

                   (xiii) Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that such other circumstances or happenings shall not have been the result of gross negligence or willful misconduct of the Issuing Bank or any Bank.

                   (f) If any change in Applicable Law, any change in the interpretation or administration thereof, or any change in compliance with Applicable Law by the Issuing Bank or any Bank as a result of any official request or directive of any governmental authority, central bank or comparable agency (whether or not having the force of law) shall (i) impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, capital adequacy, assessment or other requirements or conditions against Letters of Credit issued by the Issuing Bank or against participations by any other Bank in the Letters of Credit or (ii) impose on the Issuing Bank or any other Bank any other condition regarding any Letter of Credit or any participation therein, and the result of any of the foregoing in the reasonable determination of the Issuing Bank or such Bank, as the case may be, is to increase the cost to the Issuing Bank or such Bank of issuing or maintaining any Letter of Credit or purchasing or maintaining any participation therein, as the case may be, by an amount (which amount shall be reasonably determined) deemed by the Issuing Bank or such Bank to be material, and the designation of a different lending office will not avoid the need for additional compensation, then, on request by the Issuing Bank or such Bank, the Borrower shall pay, within ten (10) days after demand, the Issuing Bank or such Bank, as the case may be, such additional amount or amounts as the Issuing Bank or such Bank, as the case may be, so determines will compensate it for such increased costs. A certificate of the Issuing Bank or such Bank setting forth the amount, and in reasonable detail the basis for the Issuing Bank or such Bank's determination of such amount, to be paid to the Issuing Bank or such Bank by the Borrower as a result of any event referred to in this paragraph shall, absent manifest error, be conclusive.

                   (g) Each Bank having a Revolving Loan Commitment shall be responsible for its pro rata share (based on such Bank's Revolving Loan Commitment Ratio) of any and all reasonable out-of-pocket costs, expenses (including reasonable legal fees) and disbursements which may be incurred or made by the Issuing Bank in connection with the collection of any amounts due under, the administration of, or the presentation or enforcement of any rights conferred by any Letter of Credit, the Borrower's or any guarantor's obligations to reimburse or otherwise. In the event the Borrower shall fail to pay such expenses of the Issuing Bank within ten (10) days after demand for payment by the Issuing Bank, each Bank having a Revolving Loan Commitment shall thereupon pay to the Issuing Bank its pro rata share (based on such Bank's Revolving Loan Commitment Ratio) of such expenses within five
          (5) days from the date of the Issuing Bank's notice to the Banks having a Revolving Loan Commitment of the Borrower's failure to pay; provided, however, that if the Borrower or any guarantor shall
          --------  -------
          thereafter pay such expense, the Issuing Bank will repay to each Bank having a Revolving Loan Commitment Ratio the amounts received from such Bank hereunder.

                   (h) The Borrower agrees that each Advance by the Banks having a Revolving Loan Commitment to reimburse the Issuing Bank for draws under any Letter of Credit, shall, for all purposes hereunder, be deemed to be an Advance under the Revolving Loan Commitment to the Borrower and shall be payable and bear interest in accordance with all other Loans to the Borrower.

                   (i) The Borrower will indemnify and hold harmless the Administrative Agent, the Issuing Bank and each other Bank and each of their respective employees, representatives, officers and directors from and against any and all claims, liabilities, obligations, losses (other than loss of profits), damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees, but excluding taxes) which may be imposed on, incurred by or asserted against the Administrative

          Agent, the Issuing Bank or any such other Bank in any way relating to or arising out of the issuance of a Letter of Credit, except that the Borrower shall not be liable to the Administrative Agent, the Issuing Bank or any such Bank for any portion of such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent, the Issuing Bank or such Bank, as the case may be, as determined by a non-appealable judicial order. This Section 2.14(i) shall survive termination of this Agreement."

     3. Amendment to Article 3. Article 3 of the Loan Agreement, Conditions
        ----------------------                                   ----------
Precedent, is hereby amended by adding the following new Section 3.3 thereto:
---------


        "Section 3.3 Conditions Precedent to Issuance of Letters of Credit. The
                     -----------------------------------------------------
     obligation of the Issuing Bank to issue each Letter of Credit hereunder is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such issuance:

        (a) All of the representations and warranties of the Borrower under this Agreement, which, in accordance with Section 4.2 hereof, are made at and as of the time of an Advance, shall be true and correct, both before and after giving effect to the issuance of such Letter of Credit;

        (b) The incumbency of the Authorized Signatories shall be as stated in the applicable certificate of incumbency contained in the certificate of the Borrower delivered pursuant to Section 3.1(a) hereof or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent and the Banks having a Revolving Loan Commitment;

        (c) There shall not exist, on the date of the issuance of such Letter of Credit and after giving effect thereto, a Default or an Event of Default hereunder and, the Administrative Agent shall have received a Request for Issuance of a Letter of Credit so certifying; and

        (d) The Administrative Agent, the Issuing Bank and each of the Banks having a Revolving Loan Commitment shall have received all such other certificates, reports, statements, opinions of counsel (if such Letter of Credit is in connection with an Acquisition) or other documents as any of them may reasonably request."

     4. Amendments to Article 7.
        -----------------------

     (a)  Amendments to Section 7.6. Section 7.6 of the Loan Agreement,
          -------------------------
Investments and Acquisitions, is hereby amended by deleting subsections (a), (b)
----------------------------
and (c) thereof in their entirety and by substituting the following in lieu thereof:

                   "(a) directly or through a brokerage account or investment adviser (i) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase, (ii) purchase commercial paper and other short-term obligations and business savings accounts issued by corporations, each of which shall have a combined net worth of at least $100,000,000 and each of which conducts a substantial part of its business in the United States of America, maturing within two hundred seventy (270) days from the date of the original issue thereof, and whose issuer is, at the time of purchase, rated "P-2" or better by Moody's Investors Service, Inc. or "A-2" or better by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., (iii) purchase repurchase agreements, bankers' acceptances, and domestic and Eurodollar certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, (A) a United States national or state bank (or any domestic branch of a foreign bank) subject to supervision and examination by federal or state banking or depository institution authorities and having capital, surplus and undivided profits totaling more than $100,000,000 and rated "A" or better by Moody's Investors Service, Inc. or Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or (B) a Broker/Dealer, and (iv) invest in money market funds having a rating from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. in the highest investment category granted thereby;

                   (b) so long as no Default then exists or would be caused thereby, establish Unrestricted Subsidiaries and make Investments in such Unrestricted Subsidiaries of up to, in the aggregate, at any time, the sum of (i) $60,000,000 with loans borrowed under this Agreement or the ATS Facility B Loan Agreement, and (ii) equity proceeds not used to pay the Separation Obligations or to make Investments permitted under Sections 7.6(c) and (d) hereof;

                   (c) so long as no Default then exists or would be caused thereby, and subject to compliance with Section 5.13 hereof, make Acquisitions; provided, however, that Acquisitions of communications
                        --------  -------
          sites, tower management businesses and other services businesses, such as construction and teleport businesses, shall not exceed, in the aggregate, at any time, the sum of (i) $50,000,000 and (ii) equity proceeds not used to pay the Separation Obligations after the Agreement Date or to make Investments permitted under Sections 7.6(b) and (d) hereof;"

          (b) Amendments to Sections 7.8, 7.9, 7.11 and 7.12. Sections 7.8, 7.9,
              ----------------------------------------------
7.11 and 7.12 of the Loan Agreement are hereby amended by inserting the following phrase immediately following "and (b)"where it appears in such Sections: "at the time of the issuance of any Letter of Credit (after giving effect to such Letter of Credit), and (c)".

     5. Amendments to Section 8.2.  Section 8.2 of the Loan Agreement, Remedies,
        -------------------------                                      --------
is hereby amended by deleting existing subsections (a) and (b) thereof in their entirety and by substituting the following in lieu thereof:

          "(a) If an Event of Default specified in Section 8.1 (other than an Event of Default under Section 8.1(f) or (g) hereof) shall have occurred and shall be continuing, the Administrative Agent, at the request of the Majority Banks but subject to Section 9.8 hereof, shall (i) (A) terminate the Revolving Loan Commitment or any remaining Term Loan Commitment, and/or
     (B) declare the principal of and interest on the Loans and the Notes and all other amounts owed to the Banks and the Administrative Agent under this Agreement, the Notes and any other Loan Documents to be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement, the Notes or any other Loan Document to the contrary notwithstanding, and the Revolving Loan Commitment and any Term Loan Commitment shall thereupon forthwith terminate, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in an interest bearing account with the Administrative Agent, as cash collateral for the Obligations, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent, the Banks and the Issuing Bank and grants to them a security interest in, all such cash as security for the Obligations.

          (b) Upon the occurrence and continuance of an Event of Default specified in Section 8.1(f) or (g) hereof, all principal, interest and other amounts due hereunder and under the Notes, and all other Obligations, shall thereupon and concurrently therewith become due and payable and the Revolving Loan Commitment shall forthwith terminate and the principal amount of the Loans outstanding hereunder shall bear interest at the Default Rate, and the Borrower shall thereupon forthwith deposit in an interest bearing account with the Administrative Agent, as cash collateral for the Obligations, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, all without any action by the Administrative Agent, the Banks, the Majority Banks, or any of them, and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in the other Loan Documents to the contrary notwithstanding."

     (b) Section 8.2 of the Loan Agreement, Remedies, is hereby further amended by adding the following new subsection 8.2(g) thereto:

          "(g) In the event that the Administrative Agent establishes a cash collateral account as contemplated by this Section 8.2, the Administrative Agent shall invest all funds in such account in such investments as the Administrative Agent in its sole and absolute discretion deems appropriate. The Borrower hereby acknowledges and agrees that any interest earned on such funds shall be retained by the Administrative Agent as additional collateral for the Obligations. Upon satisfaction in full of all Obligations, the Administrative Agent shall pay any amounts then held in such account to the Borrower."

     6. No Other Amendment or Waiver. Except for the amendments set forth above,
        ----------------------------
the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Banks at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Banks or the Majority Banks to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     7. Representations and Warranties. The Borrower hereby represents
        ------------------------------
and warrants in favor of each of the Administrative Agent and each Bank that the representations and warranties contained in Section 4.1 of the Loan Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Amendment, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the Agreement Date. No Default now exists or will be caused hereby.

     8. Condition Precedent. The effectiveness of this Amendment is subject to
        -------------------
the receipt by the Administrative Agent of counterparts hereof executed by the Banks and the Borrower and of all documents, instruments, consents or items which the Administrative Agent shall deem appropriate in connection herewith.

     9. Loan Documents. This document shall be deemed to be a Loan Document for
        --------------
all purposes under the Loan Agreement and the other Loan Documents.

     10. Counterparts. This Amendment may be executed in any number of
         ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     11. Governing Law.  This Amendment shall be construed in accordance
         -------------
with and governed by the laws of the State of New York.

     12. Severability.  Any provision of this Amendment which is
         ------------
prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:               AMERICAN TOWER, L.P.

                         By ATC GP INC.


                         By:  /s/ Joseph Winn
                              --------------------------------

                              Title:   Chief Financial Officer
                                    --------------------------


                         AMERICAN TOWERS, INC.


                         By:  /s/ Joseph Winn
                              ---------------------------------

                              Title:   Chief Financial Officer
                                    ---------------------------


ADMINISTRATIVE AGENT
AND BANKS:               TORONTO DOMINION (TEXAS), INC., as Administrative Agent
                         for itself and the Banks and as a Bank


                         By:  /s/ Jeffery R. Lents
                              ---------------------------------

                              Title:   Vice President
                                    ---------------------------



                         THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Issuing Bank

                         By:  /s/ Jeffery R. Lents
                              ----------------------------------

                              Title:   Manager, Credit Administration
                                    ---------------------------------

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Bank


                         By:  /s/ Anthony M. Cacheria
                              -------------------------------------

                              Title:   Authorized Signatory
                                    -------------------------------


                         BANK OF MONTREAL, as a Bank


                         By:  /s/ Sarah Kim
                              -------------------------------------

                              Title:   Director
                                    -------------------------------


                         THE BANK OF NEW YORK, as a Bank


                         By:  /s/ Geoffrey C. Brooks
                              --------------------------------------

                              Title:   Vice President
                                    --------------------------------


                         THE BANK OF NOVA SCOTIA, as a Bank


                         By:  /s/ Paul A. Weissenberger
                              --------------------------------------

                              Title:   Authorized Signatory
                                    ---------------------------------


                         BANK OF SCOTLAND, as a Bank


                         By:  /s/ Janet Taffe
                              ---------------------------------------

                              Title:   Assistant Vice President
                                    ---------------------------------

                         BANKBOSTON, N.A., as a Bank


                         By:  /s/ Lenny Mason
                              --------------------------------------

                              Title:   Director
                                    --------------------------------


                         BANKERS TRUST COMPANY, as a Bank


                         By:  /s/ Gregory Shefrin
                              --------------------------------------

                              Title:   Principal
                                    --------------------------------


                         BARCLAYS BANK, PLC, as a Bank


                         By:  /s/ Craig J. Lewis
                              --------------------------------------

                              Title:   Director
                                    --------------------------------


                         THE CHASE MANHATTAN BANK, as a Bank


                         By:  /s/ William E. Rottino
                              --------------------------------------

                              Title:   Vice President
                                    --------------------------------


                         THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Bank


                         By:  /s/ J. E. Palmer
                              ---------------------------------------

                              Title:   Assistant Vice President
                                    ---------------------------------

                         CITY NATIONAL BANK, as a Bank


                         By:  /s/ David J. Allen
                              --------------------------------------

                              Title:   Vice President
                                    --------------------------------


                         COBANK, ACB, as a Bank


                         By:  /s/ John Cole
                              --------------------------------------

                              Title:   Vice President
                                    --------------------------------


                         CREDIT LYONNAIS NEW YORK BRANCH, as a Bank


                         By:  /s/ Mark D. Thorsheim
                              --------------------------------------

                              Title:   Vice President
                                    --------------------------------


                         CREDIT SUISSE FIRST BOSTON, as a Bank


                         By:  /s/ Todd C. Morgan
                              --------------------------------------

                              Title:   Director
                                    --------------------------------


                         By:  /s/ Chris T. Horgan
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         CRESTAR BANK, as a Bank


                         By:  /s/ Thomas Palmer
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------

                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank


                         By:  /s/ Patrick A. Keleher
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         By:  /s/ Brian E. Haughney
                              ---------------------------------------

                              Title:   Assistant Vice President
                                    ---------------------------------


                         FIRST NATIONAL BANK OF MARYLAND, as a Bank


                         By:  /s/ Christopher L. Smith
                              ----------------------------------------

                              Title:   Vice President
                                    ----------------------------------


                         FLEET NATIONAL BANK, as a Bank


                         By:  /s/ Amy B. Peden
                              -----------------------------------------

                              Title:   Assistant Vice President
                                    -----------------------------------


                         GENERAL ELECTRIC CAPITAL CORPORATION, as a Bank


                         By:  /s/ Mark F. Mylon
                              -----------------------------------------

                              Title:   Manager of Operations
                                    -----------------------------------

                         THE HOWARD BANK, N.A., as a Bank


                         By:  /s/ Michael W. Quinn
                              ----------------------------------------

                              Title:   Senior Vice President
                                    ----------------------------------


                         KEY CORPORATE CAPITAL INC., as a Bank


                         By:  /s/ Kenneth J. Keeler
                              ---------------------------------------

                              Title:   Senior Vice President
                                    ---------------------------------


                         LEHMAN COMMERCIAL PAPER INC., as a Bank


                         By:  /s/ Michele Swanson
                              ---------------------------------------

                              Title:   Authorized Signatory
                                    ---------------------------------


                         MELLON BANK, N.A., as a Bank


                         By:  /s/ Henry S. Beukema
                              ---------------------------------------

                              Title:   Assistant Vice President
                                    ---------------------------------


                         MERCANTILE BANK NATIONAL ASSOCIATION, as a Bank


                         By:  /s/ John H. Phillips
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------

                         THE MITSUBISHI TRUST AND BANKING CORPORATION, as a Bank


                         By:  /s/ Beatrice E. Kossodo
                              ---------------------------------------

                              Title:   Senior Vice President
                                    ---------------------------------


                         NATIONAL BANK OF CANADA, as a Bank


                         By:  /s/ Theresa White
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         By:  /s/ James Drum
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         PNC BANK, NATIONAL ASSOCIATION, as a Bank


                         By:  /s/ Kristen E. Talaber
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         STATE STREET BANK AND TRUST COMPANY, as a Bank


                         By:  /s/ Edward C. Thaute
                              ----------------------------------------

                              Title:   Vice President
                                    ----------------------------------

                         UNION BANK OF CALIFORNIA, N.A., as a Bank


                         By:  /s/ Stender E. Sweeney
                              ----------------------------------------

                              Title:   Assistant Vice President
                                    ----------------------------------


                         US TRUST, as a Bank


                         By:  /s/ Daniel G. Eastman
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         WEBSTER BANK, as a Bank


                         By:
                            -----------------------------------------

                              Title:
                                    ---------------------------------